EXHIBIT 10.17

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SECOND AMENDMENT TO OEM AGREEMENT

This Second Amendment to OEM Agreement (“Amendment”) is entered as of January 23rd, 2013 (the “Amendment Effective Date”) by and between Imperva, Inc. and Imperva, Ltd. (together, “Imperva”), and American Portwell Technology Inc. (“Seller”). For purposes of adding additional Integrated Products to the OEM Agreement between Imperva and Seller, dated as of September 9, 2009, as amended by the First Amendment to OEM Agreement, dated as of June 14, 2012 (“Agreement”), the parties agree to amend the Agreement as follows:

1.	Specifications. The following Integrated Products and Specifications are hereby added to Annex 1 of Exhibit A to the Agreement:

5G – X1000

Quantity		Part Number	Description / Comments
[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]		[*]
[*]	[*]	[*]	[*]
[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]	[*]
[*]		[*]
[*]
[*]		[*]
[*]
[*]		[*]	[*]
[*]		[*]
[*]
[*]		[*]	[*]
[*]		[*]	[*]

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5G – X2000

Quantity		Part Number	Description / Comments
[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]		[*]
[*]	[*]	[*]	[*]
[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]	[*]
[*]		[*]
[*]
[*]		[*]
[*]
[*]		[*]	[*]
[*]		[*]
[*]
[*]		[*]	[*]
[*]		[*]	[*]

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5G – M100

Quantity		Part Number	Description/ Comments
[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]		[*]
[*]	[*]	[*]	[*]
[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]	[*]
[*]		[*]
[*]
[*]		[*]
[*]
[*]		[*]	[*]
[*]		[*]
[*]
[*]		[*]	[*]
[*]		[*]	[*]

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.	Appliance Pricing. The following table of Appliance Pricing is hereby added to the section entitled “Pricing” set forth in Exhibit A to the Agreement:

Appliance	Parts	Price (USD)
5G – X1000	BOM as set forth in item 1, not including major components	[*]
	CPU	[*]
	HDD	[*]
	RAM	[*]
	Total	[*]
5G – X2000	BOM as set forth in item 1, not including major components	[*]
	CPU	[*]
	HDD	[*]
	RAM	[*]
	Total	[*]
5G – M100	BOM as set forth in item 1, not including major components	[*]
	CPU	[*]
	HDD	[*]
	RAM	[*]
	Total	[*]

3.	End of Life. The following table is hereby added to the section entitled “EOL” set forth in Exhibit A to the Agreement:

End Of Life shall not occur earlier than the following dates:

Appliance	EOL earliest date
5G – X1000	March 31st 2018
5G – X2000	March 31st 2018
5G – M100	March 31st 2018

4.	Integration. The Agreement, the exhibits thereto and this Amendment constitute the entire agreement among the parties with respect to the subject matter thereof and hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter thereof and hereof. Except as expressly modified by this Amendment, all terms of the Agreement shall remain unmodified and in full force and effect. In any case of any conflict between any term and/or condition of this Amendment and any term and/or condition of the Agreement, the terms and/or conditions of this Amendment shall prevail, precede, govern and supersede such conflicting terms and/or conditions. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

5.	Governing Law; Jurisdiction. This Amendment will be governed and construed by the law designated for the interpretation and construction of the provisions of the Agreement and disputes shall be resolved in accordance with the dispute resolution provisions of the Agreement.

[Signature Page Follows]

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for

the marked portions of this exhibit pursuant

to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Imperva, Inc.		American Portwell Technology, Inc.

By:	/s/ Terry Schmid	By:	/s/ Kevin C. Lee
Name:	Terry Schmid	Name:	Kevin C. Lee
Title:	CFO	Title:	VP Operations

Date: 1/31/2013		Date: 1/31/2013

Imperva, Ltd.

By:	/s/ Amichai Shulman
Name:	Amichai Shulman
Title:	CTO

Date: 12/2/2013

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.